Income Taxes - Schedule of Deferred Income Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets:
Allowance for expected credit losses	$ 9,943	$ 10,104
Net operating loss carry forwards	67,776	57,897
Impairment on equipment	3,632	3,691
Impairment on long-term investment	937
Total deferred tax assets	82,288	71,692
Valuation allowance	(82,288)	(71,692)
Total deferred tax assets, net